UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07749

T. Rowe Price Financial Services Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Shareholders

Financial Services Fund	December 31, 2017

The views and opinions in this report were current as of December 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Financial services companies performed well in 2017, benefiting from optimism about tax reform along with solid economic growth, rising interest rates, and stable global financial markets. Title insurers, payment networks, exchanges, and money center banks led the gains, while community banks, commercial lines, property and casualty (P&C) insurers, and reinsurers underperformed. The near-term economic outlook looks solid with growth accelerating and confidence high among consumers and corporations. However after the strong gains of 2017, we are mindful that investor optimism is high and valuations are elevated for the overall market. Nevertheless, we believe that financial services stocks are well positioned to outperform in 2018, given that markets have only partially priced the prospect of an improving regulatory backdrop into valuations and consensus expectations.

PERFORMANCE COMPARISON

Your fund returned 19.09% in 2017, outperforming the Morningstar Financial Average and the Lipper Financial Services Funds Index but modestly underperforming the Russell 3000 Financial Index. (Results for I Class shares varied slightly, reflecting their different fee structure.)

PERFORMANCE REVIEW

Stock selection largely drove outperformance versus the Morningstar Financial Average and the Lipper Financial Services Funds Index as a number of stocks in which we had been heavily investing over the past couple of years significantly contributed to performance in 2017. The fund’s modest underperformance versus the Russell 3000 Financial Index was due to its smaller average market capitalization ($74 billion) versus the average capitalization for the index ($128 billion) in a year in which large-caps significantly outperformed.

One of the mainstays of our investment philosophy is that we invest for the long term. We have been able to buy out-of-favor stocks that we believe will significantly outperform the market and the financial services sector over time. This approach has enabled us to materially increase positions in a number of out-of-favor, high-quality financial services companies that were trading at relatively inexpensive valuations during the postelection market rally. This group of stocks—which included payment networks Visa and MasterCard, exchanges Cboe Global Markets (CBOE) and Intercontinental Exchange, digital wallet PayPal, and title insurers Fidelity National Financial and First American Financial—drove a significant amount of the fund’s outperformance versus the fund’s benchmarks in 2017. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

PayPal was the fund’s top performer. At one time, investors worried about the long-term sustainability of the company’s business model. However, PayPal has emerged as an investor darling, with best-in-class earnings growth and a high valuation by its peer group. The tide turned for the stock when PayPal’s management partnered with Visa, MasterCard, and other companies within the payments ecosystem. We had expected these partnerships to form, and our fundamental analysis suggested that the market was materially underestimating the company’s earnings growth potential.

Another strong contributor to performance for 2017 was CBOE. In 2016, amid investor disappointment with CBOE’s announced acquisition of BATS Global Markets, we had the rare opportunity to significantly increase our CBOE position at a modest valuation. We believed CBOE was a fast-growing and unique exchange, and at that time, it was trading at a modest valuation of 17 times to 18 times earnings. As CBOE underperformed following the U.S. presidential election, we further increased our position and ultimately built it into one of the fund’s top 10 holdings. Toward the end of the first quarter of 2017, CBOE benefited from the rotation back into “structural winners,” as the company has a durable, low-double-digit earnings growth rate that is not reliant on cyclical factors or capital market strength.

In 2017, our research team’s analysis of highly cyclical automobile lenders paid off for us. Santander Consumer USA and Ally Financial had been among the most disliked and cheapest stocks within the financial services sector amid concern about the potential for rising losses in the deteriorating credit environment faced by auto lenders. Banks and consumer lenders had been overly aggressive in auto lending from 2014 to 2016 by loosening terms and conditions. Through lengthy research into public filings, industry data, and historical trends, our analysts concluded that auto losses were peaking and that profitability would start to improve in coming years. As a result of this work, we purchased Santander and Ally at significant discounts to their tangible book value. Both stocks were strong performers over the second half of the year as our fundamental thesis played out and credit loss concerns receded.

Community banks Signature Bank, and Popular were large detractors. With short-term rates rising and the yield curve flattening, banks with greater sensitivity to longer-term rates, such as Signature, significantly underperformed banks with sensitivity to short-term rates. Signature also suffered when it had to write down loans of New York City taxis, which had come under competitive pressure from Uber and Lyft.

Signature is trading at less than 14 times earnings for 2018, which is at the lower end of the peer group range. However, we believe the bank has better long-term growth prospects than others in the sector and a strong track record on credit quality. Additionally, we expect there will be a substantial amount of merger activity in coming years among regional and community banks, and we believe Signature is an attractive prospect for any larger bank looking to add high-quality assets in the Northeast or Florida. Thus, we increased exposure to Signature over the period.

Hurricane Maria significantly pressured shares of Popular, the largest domestic bank in Puerto Rico. The bank is likely to incur elevated losses as the local economy recovers. However, Puerto Rico’s economy could get an intermediate-term boost from the tens of billions of dollars of insurance claims and U.S. government emergency financial packages. Additionally, Popular has some of the highest capital ratios of any bank we follow and one of the lowest stock valuations. The shares trade at less than book value and at 10 times 2018 earnings estimates. As a result, we believe Popular is well positioned to withstand the challenges and appreciate over time, and we recently added to our position.

PORTFOLIO REVIEW

Your fund was well diversified across more than 97 issuers of securities as of December 31, and we have attempted to position the portfolio to outperform the financial services sector in a wide variety of economic backdrops. We consistently look for “idiosyncratic” investments that have the potential for higher-return scenarios, such as an operational turnaround or a company sale. We believe the strength of our analyst team and internal analytical resources is our chief competitive advantage. By utilizing our team’s expertise and taking full advantage of our three-year investment horizon, we have been able to invest in heavily discounted, out-of-favor stocks that have highly asymmetric risk/reward profiles.

Our economic outlook has not changed significantly since the beginning of 2017. We are optimistic that rising interest rates, lower taxes, healthy capital markets, and a more pro-business stance from regulators and politicians will help the sector. However, the areas where we expect to find our best investment opportunities are very different than they were at this time last year.

At the beginning of 2017, we felt that some of the most attractively valued stocks were the high-growth “structural winners,” such as Visa, MasterCard, and PayPal. After outperforming significantly in 2017, those stocks look less attractive going into 2018. In particular, we believe our fundamental thesis in PayPal has largely played out, and we have eliminated our position. With investors now understanding the benefits of the company’s strategic partnerships with Visa, MasterCard, and others, PayPal’s price-to-earnings ratio has expanded from 25.2 at the beginning of 2016 to 34.3 today.

We believe PayPal is still a highly attractive growth company but with neither a unique fundamental thesis nor a compelling valuation. As a result, we sold the stock and decided to be disciplined and look for the next opportunity for large returns.

Looking ahead, we believe that the two most attractive opportunities are in community banks and P&C insurers. We have long believed in the need for consolidation in the community bank segment as these highly fragmented businesses can benefit from the scale that comes with merger activity. In 2017, we owned several banks, including Park Sterling, BNC Bancorp (which was purchased by Pinnacle Financial Partners in June), Paragon Commercial, Bank Mutual, and Clifton Bancorp, and we continue to own a number of banks that we believe are attractive takeover candidates, such as Pacific Premier Bancorp, BankUnited, Signature Bank, Heritage Commerce, Towne Bank, Old Line Bancshares, First Hawaiian, Seacoast Banking, Charter Financial, Cobiz Financial, Guaranty Bancorp, National Bank Holdings, Pacific Mercantile Bancorp, Preferred Bank, and First Republic Bank.

When selecting bank stocks, we carefully analyze a firm’s underwriting culture and its quality of deposits. Although the economy looks healthy today, we recognize that the economic expansion and equity bull market are more than nine years old. Thus, we are carefully assessing the risk profiles, underwriting processes, and management track records of each bank we consider. At the same time, as we move further into the Fed’s tightening cycle, pressures will increase for banks to raise deposit costs in order to attract and maintain deposits. Banks that have strong deposit franchises—such as SVB Financial Group and First Republic Bank—face less risk of unexpected deposit outflows or spikes in funding costs.

The P&C insurer group has become increasingly attractive in recent months as the stocks have significantly underperformed the financial services sector and the overall market. These insurers have been hit by the largest series of natural catastrophe losses in the industry’s history. While near-term earnings and book value have been negatively affected, we believe that the pricing cycle will likely improve correspondingly in 2018. This improvement in pricing should boost both earnings and valuations.

Our favorite P&C insurer continues to be Chubb. We believe it has one of the strongest balance sheets and largest excess capital positions in the industry. If we are correct about the direction of pricing, Chubb will be able to gain share at an increasingly attractive point in the cycle. We also own large positions in American International Group and Zurich Insurance Group. We believe they will deliver substantially improved financial results in coming years as new and improved management teams drive change. We have also recently added new positions in reinsurers Validus and Axis Capital—both of which materially underperformed in 2017—on the expectation that pricing will improve more than expected.

OUTLOOK

Financial markets and the economy have remained strong for longer than we would have anticipated a few years ago. At the same time, we do not see significant signs of excessive risk that tend to presage the creation and subsequent bursting of a bubble. We believe that the odds of the economy’s growth rate accelerating and decelerating from here are roughly equal. This belief sharpens our focus on the risk/reward profiles of every one of our current and prospective investments.

Barring a recession, we believe that financial stocks will outperform the overall market in 2018. In our view, investors are underestimating the beneficial impact of regulatory reform on industry returns and capital return. Earlier in 2017, investors seemed, to us, overly focused on the political obstacles to legislative changes in regulation instead of on the far more important regulatory staffing decisions that would be made by the Trump administration. The new administration has appointed many key regulators whom we consider to be more banking friendly than their predecessors. Among those are the banking industry’s two most important regulators—a new chairman of the Federal Reserve and the vice chair for supervision on the Fed’s Board of Governors. Furthermore, leadership atop the highly influential Office of the Comptroller of the Currency, Federal Deposit Insurance Corporation, and Consumer Financial Protection Bureau has also been changed by the current administration.

It is important to note that regulatory reform is coming against the backdrop of a financial services ecosystem that has dramatically improved. Capital and liquidity requirements have been increased, regulators have become more proactive in identifying deteriorating lending standards, and banks have implemented more sophisticated risk management controls. We believe JPMorgan Chase, Citigroup, State Street, Morgan Stanley, Fifth Third Bancorp, and KeyCorp are among the greatest potential beneficiaries from regulatory reform, and each is a large position for the fund. Nevertheless, financial services stocks remain highly cyclical. In spite of the risk controls, we may not be able to anticipate the next financial crisis. However, we strongly believe the banks and regulators will be better positioned to weather the storm and minimize the damage than they were in the 2008–to–2009 recession.

Moreover, valuations for many of the stocks in the sector are still reasonable, and there are plenty of stocks that are trading well below what we believe to be their intrinsic value. Many of these stocks also have unique and company-specific catalysts, which we believe will lead to valuation expansion or greater-than-expected earnings growth. Finally, most of the management teams and directors for the largest banks today are focused on improving operations, growing organically, minimizing risk, and returning capital. In prior cycles, many of these same companies sought to grow through risky mergers and to improve returns by increasing leverage through the use of new, “innovative” products, such as mortgage-backed securities, credit default swaps, and minimum-balance guaranteed variable annuities.

Without a strong view on the direction of the economy, we are, as always, steadfastly focused on identifying idiosyncratic opportunities with strong upside potential. We seek stocks that have an important driver that we believe is either misunderstood or underappreciated by the market. Our long-term investment horizon and contrarian investment style allow us to make opportunistic investments that have uniquely attractive upside and risk/reward profiles.

We thank you for your confidence in T. Rowe Price and in our investment management capabilities.

Respectfully submitted,

Gabriel Solomon
Chairman of the fund’s Investment Advisory Committee

January 22, 2018

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly accelerating inflation.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Financial Average: Tracks the performance of funds that seek capital appreciation by investing primarily in equity securities of financial services companies.

Price-to-earnings (P/E) ratio—12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Russell 3000 Financial Index: A sub-index of the Russell 3000 Index that includes all of the financials sector components of the Russell 3000.

Tangible Book Value: A measure that looks at what common shareholders can expect to receive if the firm goes bankrupt and all of its assets are liquidated at their book values; intangible assets such as goodwill are removed from this calculation because they cannot be sold during liquidation.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 12/31/17 |
|---|---|
| JPMorgan Chase | 5.7% |
| Wells Fargo | 5.3 |
| Citigroup | 4.5 |
| Chubb | 3.4 |
| Fifth Third Bancorp | 3.2 |
| American International Group | 2.8 |
| BankUnited | 2.8 |
| Signature Bank | 2.5 |
| Visa | 2.2 |
| Cboe Global Markets | 2.1 |
| KeyCorp | 2.0 |
| State Street | 2.0 |
| First Republic Bank | 1.9 |
| Intercontinental Exchange | 1.8 |
| RSA Insurance | 1.6 |
| FNF | 1.6 |
| Black Knight | 1.5 |
| Zurich Insurance Group | 1.5 |
| CoreLogic | 1.5 |
| SLM Corporation | 1.4 |
| Morgan Stanley | 1.3 |
| Citizens Financial | 1.3 |
| Seacoast Banking | 1.3 |
| First Hawaiian | 1.3 |
| National Bank Holdings | 1.3 |
| Total | 57.8% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

## I Class

| | Year Ended 12/31/17 | 11/29/16[1] Through 12/31/16 |
|---|---|---|
| **NET ASSET VALUE** | | |
| Beginning of period | $ 24.61 | $ 23.61 |
| Investment activities | | |
| Net investment income[2] | 0.28[3] | 0.04[3] |
| Net realized and unrealized gain / loss | 4.46 | 1.21 |
| Total from investment activities | 4.74 | 1.25 |
| Distributions | | |
| Net investment income | (0.29) | (0.22) |
| Net realized gain | (1.07) | (0.03) |
| Total from investment activities | (1.36) | (0.25) |
| **NET ASSET VALUE** | | |
| **End of period** | **$ 27.99** | **$ 24.61** |

| **Ratios/Supplemental Data** | | |
|---|---|---|
| **Total return[4]** | **19.25%[3]** | **5.27%[3]** |
| Ratio of total expenses to average net assets | 0.70%[3] | 0.69%[3][5] |
| Ratio of net investment income to average net assets | 0.97%[3] | 1.72%[3][5] |
| Portfolio turnover rate | 54.8% | 41.8% |
| Net assets, end of period (in thousands) | $ 18,991 | $ 261 |

(1) Inception date
(2) Per share amounts calculated using average shares outstanding method.
(3) See Note 5. Excludes expenses in excess of a 0.05% contractual operating expense limitation in effect through 4/30/19.
(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5) Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

| | Shares | $ Value |
|---|---|---|
| **COMMON STOCKS 99.2%** | | |
| **BANKS 48.5%** | | |
| **Money Center Banks 15.5%** | | |
| Citigroup | 484,873 | 36,079 |
| JPMorgan Chase | 433,448 | 46,353 |
| Wells Fargo | 701,448 | 42,557 |
| | | 124,989 |
| **Non-U.S. Banks 0.6%** | | |
| Bank of NT Butterfield & Son | 84,715 | 3,074 |
| Nordea Bank (SEK) | 167,487 | 2,028 |
| | | 5,102 |
| **Regional Banks 32.4%** | | |
| Atlantic Capital Bancshares (1) | 90,506 | 1,593 |
| BankUnited | 554,109 | 22,563 |
| Bridge Bancorp | 65,961 | 2,308 |
| Citizens Financial | 256,476 | 10,767 |
| Cobiz Financial | 390,084 | 7,798 |
| FB Financial (1) | 71,585 | 3,006 |
| Fifth Third Bancorp | 846,594 | 25,686 |
| First Hawaiian (2) | 351,999 | 10,271 |
| First Republic Bank | 180,494 | 15,638 |
| Guaranty Bancorp | 188,871 | 5,222 |
| Heritage Commerce | 177,138 | 2,714 |
| Home Bancshares (2) | 330,577 | 7,686 |
| Howard Bancorp (1)(2) | 87,361 | 1,922 |
| Independent Bank Group (2) | 63,399 | 4,286 |
| KeyCorp | 803,177 | 16,200 |
| Live Oak Bancshares (2) | 102,256 | 2,439 |
| National Bank Holdings, Class A (2) | 313,395 | 10,163 |
| National Commerce (1)(2) | 99,789 | 4,016 |
| Old Line Bancshares (2) | 217,322 | 6,398 |
| Pacific Mercantile Bancorp (1) | 379,697 | 3,322 |
| Pacific Premier Bancorp (1)(2) | 161,641 | 6,466 |

| | | |
|---|---|---|
| PacWest Bancorp (2) | 172,300 | 8,684 |
| Paragon Commercial (1)(2) | 12,946 | 689 |
| Pinnacle Financial Partners (2) | 106,726 | 7,076 |
| Popular (2) | 266,826 | 9,470 |
| Preferred Bank (2) | 77,113 | 4,533 |
| Prosperity Bancshares (2) | 115,329 | 8,081 |
| Seacoast Banking (1) | 412,677 | 10,403 |
| Signature Bank (1) | 148,495 | 20,382 |
| South State (2) | 72,389 | 6,309 |
| SVB Financial Group (1) | 14,239 | 3,329 |
| Towne Bank/Portsmouth VA (2) | 179,025 | 5,505 |
| Univest | 133,299 | 3,739 |
| Western Alliance Bancorp (1) | 59,925 | 3,393 |
| | | 262,057 |
| Total Banks | | 392,148 |
| **CAPITAL MARKETS 11.1%** | | |
| **Asset Managers 1.7%** | | |
| Financial Engines (2) | 120,400 | 3,648 |
| Franklin Resources (2) | 168,500 | 7,301 |
| Virtus Investment Partners | 27,700 | 3,187 |
| | | 14,136 |
| **Exchanges 4.8%** | | |
| Cboe Global Markets | 134,485 | 16,755 |
| CME Group | 48,754 | 7,121 |
| Intercontinental Exchange | 207,063 | 14,610 |
| | | 38,486 |
| **Security Brokers & Dealers 2.6%** | | |
| Morgan Stanley | 207,221 | 10,873 |
| TD Ameritrade Holding | 198,042 | 10,126 |
| | | 20,999 |

| | | |
|---|---|---|
| **Trust Banks 2.0%** | | |
| State Street | 161,837 | 15,797 |
| | | 15,797 |
| Total Capital Markets | | 89,418 |
| **FINANCE 9.9%** | | |
| **Consumer Finance 4.5%** | | |
| Ally Financial | 144,000 | 4,199 |
| Encore Capital (1)(2) | 79,537 | 3,349 |
| PRA Group (1)(2) | 176,200 | 5,850 |
| Santander Consumer USA Holdings (2) | 300,700 | 5,599 |
| SLM Corporation (1)(2) | 985,045 | 11,131 |
| Synchrony Financial | 151,500 | 5,849 |
| | | 35,977 |
| **Diversified Financials 3.3%** | | |
| MasterCard, Class A | 61,982 | 9,382 |
| Visa, Class A | 154,738 | 17,643 |
| | | 27,025 |
| **Thrift & Mortgage Finance 2.1%** | | |
| Charter Financial | 260,579 | 4,570 |
| Clifton Bancorp (2) | 65,600 | 1,122 |
| PennyMac Financial Services, Class A (1) | 177,862 | 3,975 |
| Webster Financial (2) | 135,018 | 7,583 |
| | | 17,250 |
| Total Finance | | 80,252 |
| **INSURANCE 23.2%** | | |
| **Insurance Agents - Brokers & Services 0.6%** | | |
| Crawford, Class A | 189,848 | 1,614 |
| Marsh & McLennan | 45,257 | 3,683 |
| | | 5,297 |

| | | |
|---|---|---|
| **Life Insurance 0.8%** | | |
| AIA Group (HKD) | 277,800 | 2,363 |
| Brighthouse Financial (1) | 25,328 | 1,485 |
| Voya Financial (2) | 47,600 | 2,355 |
| | | 6,203 |
| **Property & Casualty Insurance 16.2%** | | |
| American International Group | 381,100 | 22,706 |
| Axis Capital Holdings | 12,097 | 608 |
| Chubb | 190,700 | 27,867 |
| CNA Financial (2) | 175,537 | 9,312 |
| Direct Line Insurance (GBP) | 1,348,549 | 6,939 |
| Hannover Rueck (EUR) | 18,510 | 2,322 |
| Infinity Property & Casualty (2) | 13,535 | 1,435 |
| Loews | 69,946 | 3,500 |
| ProAssurance | 23,552 | 1,346 |
| Progressive | 129,853 | 7,313 |
| RSA Insurance (GBP) | 1,502,119 | 12,804 |
| Safety Insurance Group | 42,736 | 3,436 |
| Sampo, A Shares (EUR) | 43,868 | 2,408 |
| State Auto Financial | 255,091 | 7,428 |
| Validus Holdings | 17,200 | 807 |
| White Mountains Insurance Group | 1,716 | 1,461 |
| XL Group | 208,872 | 7,344 |
| Zurich Insurance Group (CHF) | 39,956 | 12,148 |
| | | 131,184 |
| **Title Insurance 5.6%** | | |
| Black Knight (1) | 278,689 | 12,304 |
| CoreLogic (1) | 261,929 | 12,104 |
| First American Financial (2) | 151,007 | 8,463 |
| FNF | 321,157 | 12,602 |
| | | 45,473 |
| Total Insurance | | 188,157 |

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $622,531) | $ 840,733 |
| Receivable for shares sold | 2,747 |
| Dividends receivable | 997 |
| Other assets | 1,316 |
| Total assets | 845,793 |
| **Liabilities** | |
| Obligation to return securities lending collateral | 30,648 |
| Payable for investment securities purchased | 3,521 |
| Payable for shares redeemed | 1,664 |
| Investment management fees payable | 432 |
| Due to affiliates | 92 |
| Payable to directors | 1 |
| Other liabilities | 84 |
| Total liabilities | 36,442 |
| **NET ASSETS** | $ 809,351 |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 262 |
| Accumulated undistributed net realized gain | 16,632 |
| Net unrealized gain | 218,203 |
| Paid-in capital applicable to 28,906,009 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized | 574,254 |
| **NET ASSETS** | $ 809,351 |
| **NET ASSET VALUE PER SHARE** | |
| **Investor Class** | |
| **($790,359,899/ 28,227,563 shares outstanding)** | $ 28.00 |
| **I Class** | |
| **($18,991,453/ 678,446 shares outstanding)** | $ 27.99 |

The accompanying notes are an integral part of these financial statements.

## Statement of Operations

($000s)

| | | Year Ended 12/31/17 |
|---|---|---|
| **Investment Income (Loss)** | | |
| Income | | |
| Dividend | $ | 12,624 |
| Securities lending | | 60 |
| Total income | | 12,684 |
| Expenses | | |
| Investment management | | 4,974 |
| Shareholder servicing | | |
| Investor Class | | 1,209 |
| Prospectus and shareholder reports | | |
| Investor Class | | 49 |
| Custody and accounting | | 194 |
| Registration | | 124 |
| Legal and audit | | 25 |
| Directors | | 3 |
| Miscellaneous | | 24 |
| Total expenses | | 6,602 |
| Net investment income | | 6,082 |
| **Realized and Unrealized Gain / Loss** | | |
| Net realized gain (loss) | | |
| Securities | | 73,169 |
| Foreign currency transactions | | (4) |
| Net realized gain | | 73,165 |
| Change in net unrealized gain / loss | | |
| Securities | | 50,691 |
| Other assets and liabilities denominated in foreign currencies | | 2 |
| Change in net unrealized gain / loss | | 50,693 |
| Net realized and unrealized gain / loss | | 123,858 |
| **INCREASE IN NET ASSETS FROM OPERATIONS** | $ | 129,940 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Financial Services Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term growth of capital and a modest level of income. The fund has two classes of shares: the Financial Services Fund (Investor Class) and the Financial Services Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 5), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $9,000 for the year ended December 31, 2017.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2017:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2017, the value of loaned securities was $29,717,000; the value of cash collateral and related investments was $30,648,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $416,256,000 and $439,068,000, respectively, for the year ended December 31, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2017 and December 31, 2016, were characterized for tax purposes as follows:

At December 31, 2017, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. During the year ended December 31, 2017, the fund utilized $13,619,000 of capital loss carryforwards. In accordance with federal tax laws applicable to investment companies, net specified losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, less than $1,000 of expenses were waived/paid by Price Associates during the year ended December 31, 2017 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2017, expenses incurred pursuant to these service agreements were $85,000 for Price Associates; $560,000 for T. Rowe Price Services, Inc.; and $110,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2017, the fund was charged $72,000 for shareholder servicing costs related to the college savings plans, of which $45,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2017, approximately 5% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of December 31, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 10,589 shares of the I Class, representing 2% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2017.

NOTE 6 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2017, the fund incurred $1,000 in interest expense related to outstanding borrowings on 3 days in the average amount of $5,300,000 and at an average annual rate of 1.92%. At December 31, 2017, there were no borrowings outstanding.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Financial Service Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Financial Service Fund, Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

Tax Information (Unaudited) for the Tax Year Ended 12/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$4,743,000 from short-term capital gains

●

$30,085,000 from long-term capital gains, of which $29,961,000 was subject to a long-term capital gains tax rate of not greater than 20%, and $124,000 to a long-term capital gains tax rate of not greater than 25%.

For taxable non-corporate shareholders, $12,811,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $10,527,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
portfolios Overseen]	Other Investment Companies During the Past Five Years

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[191]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director,
Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2012	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization
(2011 to present); Research Associate of Labor Studies Program
(2011 to 2015) and Board Member (2015 to present), National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[191]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Robert W. Sharps, CFA,	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
CPA**	Price Trust Company
(1971)
2017
[135]

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth)
Position Held With Financial Services Fund	Principal Occupation(s)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Jon B. Casper (1989)	Vice President, T. Rowe Price; formerly, student,
Vice President	The Wharton School, University of Pennsylvania
(to 2016); formerly, Corporate Strategy
Manager, Capital One Financial Corporation
(to 2014)

Vincent DeAugustino (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher T. Fortune (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jon M. Friar (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gregory Locraft (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Ian C. McDonald (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Thibault Nardin (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jeffrey R. Nathan (1985)	Employee, T. Rowe Price
Vice President

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe
Price Trust Company; Chief Legal Officer, Vice
President, and Secretary, T. Rowe Price Group,
Inc.; Vice President and Secretary, T. Rowe Price
and T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Matthew J. Snowling, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Zenon Voyiatzis (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Managing
Director, UBS Global Asset Management
(to 2015)

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; formerly,
Executive Director, JPMorgan Chase (to 2017)

Tamara P. Wiggs (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,169,000 and $2,146,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2018